UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

NNN Southpointe, LLC

On January 22, 2007, we, through our operating partnership, NNN Healthcare/Office REIT Holdings, L.P., entered into a Membership Interest Purchase and Sale Agreement, or the Southpointe Agreement, with NNN South Crawford Member, LLC, a subsidiary of Triple Net Properties, LLC, or Triple Net Properties, our sponsor, for the purchase of a 100% membership interest in NNN Southpointe, LLC, for a total purchase price of $14,800,000. NNN Southpointe, LLC is the entity that owns the Southpointe Office Park and Epler Park I property located in Indianapolis, Indiana. Pursuant to the terms of the Southpointe Agreement, $5,654,000 of the purchase price was to be paid in cash consideration and $9,146,000 of the purchase price was to be paid through the assumption of the existing mortgage loan payable on the property. Since we acquired the NNN Southpointe, LLC membership interests from a subsidiary of our sponsor, an independent appraiser was engaged to value the property, the transaction was approved by the majority of our directors, including a majority of our independent directors and it was determined by a majority of our board of directors, including a majority of our independent directors that the transaction is fair and reasonable to us and at a price no greater than the cost of the investment to our sponsor or the property’s appraised value.

On January 22, 2007, we, through our operating partnership, entered into a Membership Interest Assignment Agreement, or the Southpointe Assignment, with NNN South Crawford Member, LLC for the assignment of its 100% membership interest in NNN Southpointe, LLC.

NNN Crawfordsville, LLC

On January 22, 2007 we, through our operating partnership, entered into a Membership Interest Purchase and Sale Agreement, or the Crawfordsville Agreement, with NNN South Crawford Member, LLC, for the purchase of a 100% membership interest in NNN Crawfordsville, LLC, for a total purchase price of $6,900,000. NNN Crawfordsville, LLC is the entity that owns the Crawfordsville Medical Office Park and Athens Surgery Center property located in Crawfordsville, Indiana. Pursuant to the terms of the Crawfordsville Agreement, $2,636,000 of the purchase price was to be paid in cash consideration and $4,264,000 of the purchase price was to be paid through the assumption of the existing mortgage loan payable on the property. Since we acquired the NNN Crawfordsville, LLC membership interests from a subsidiary of our sponsor, an independent appraiser was engaged to value the property, the transaction was approved by the majority of our directors, including a majority of our independent directors and it was determined by a majority of our board of directors, including a majority of our independent directors that the transaction is fair and reasonable to us and at a price no greater than the cost of the investment to our sponsor or the property’s appraised value.

On January 22, 2007, we, through our operating partnership, entered into a Membership Interest Assignment Agreement, or the Crawfordsville Assignment, with NNN South Crawford Member, LLC for the assignment of its 100% membership interest in NNN Crawfordsville, LLC.

The above descriptions of the Southpointe Agreement, Southpointe Assignment, Crawfordsville Agreement and the Crawfordsville Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.4, respectively, of this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information reported in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.

NNN Southpointe, LLC

On January 22, 2007, we purchased a 100% membership interest in NNN Southpointe, LLC from NNN South Crawford Member, LLC, for a total purchase price of $14,800,000. An acquisition fee of $444,000, or 3% of the purchase price, is payable to Triple Net Properties Realty, Inc., an affiliate of our sponsor.

We primarily financed the purchase price of the property through the assumption of an existing mortgage loan payable of $9,146,000 (as described below) on the property with LaSalle Bank, National Association, or LaSalle, and approximately $2,385,000 of the proceeds from a $7,500,000 unsecured loan (as described below) from NNN Realty Advisors, Inc., or NNN Realty Advisors, the parent company of Triple Net Properties. The balance was provided by funds raised through our initial public offering.

NNN Crawfordsville, LLC

On January 22, 2007, we purchased a 100% membership interest in NNN Crawfordsville, LLC, from NNN South Crawford Member, LLC, for a total purchase price of $6,900,000. An acquisition fee of $207,000, or 3% of the purchase price, is payable to Triple Net Properties Realty, Inc..

We primarily financed the purchase price of the property through the assumption of an existing mortgage loan payable of $4,264,000 (as described below) on the property with LaSalle and approximately $5,115,000 of the proceeds from a $7,500,000 unsecured loan (as described below) from NNN Realty Advisors. The balance was provided by funds raised through our initial public offering.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NNN Southpointe LLC

On August 18, 2006, NNN Southpointe, LLC entered into a secured loan with LaSalle. The secured loan is evidenced by a promissory note in the principal amount of $9,146,000. The promissory note is secured by a Mortgage, Security Agreement and Fixture Filing on the property and matures on September 1, 2016. The promissory note bears interest at a fixed rate of 6.113% per annum and requires monthly interest-only payments beginning on October 1, 2006 for the 10-year term of the loan. The promissory note provides for a default interest rate of an additional 5.0% per annum in an event of default and late charges in an amount equal to the lesser of (a) an additional 3.0% of the amount of any overdue payments or (b) the maximum amount permitted by applicable law, in addition to any default interest payments. Performance under the promissory note was guaranteed by Triple Net Properties. On January 22, 2007, in connection with our acquisition of a 100% membership interest in NNN Southpointe, LLC, we, through our operating partnership, entered into a Consent to Transfer and Agreement, or the Southpointe Consent to Transfer, with NNN Southpointe, LLC, NNN South Crawford Member, LLC, Triple Net Properties and LaSalle. Pursuant to the Southpointe Consent to Transfer, LaSalle consented to the sale, conveyance, assignment and transfer of membership interests in NNN Southpointe, LLC by NNN South Crawford Member, LLC to us while we agreed to assume the loan as described above, subject to terms and conditions set forth in the loan documents. The loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

The Southpointe Consent to Transfer has been filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated into this Item 2.03 by reference.

NNN Crawfordsville LLC

On September 12, 2006, NNN Crawfordsville, LLC entered into a secured loan with LaSalle. The loan is evidenced by a promissory note in the principal amount of $4,264,000. The promissory note is secured by a Mortgage, Security Agreement and Fixture Filing on the Property and matures on October 1, 2016. The promissory note bears interest at a fixed rate of 6.123% per annum and requires monthly interest-only payments beginning on November 1, 2006 for the 10-year term of the loan. The Promissory Note provides for a default interest rate of an additional 5.0% per annum in an event of default and late charges in an amount equal to the lesser of (a) an additional 3.0% of the amount of any overdue payments or (b) the maximum amount permitted by applicable law, in addition to any default interest payments. Performance under the promissory note has been guaranteed by Triple Net Properties. On January 22, 2007, in connection with our acquisition of a 100% membership interest in NNN Crawfordsville, LLC, we, through our operating partnership, entered into a Consent to Transfer and Agreement, or the Crawfordsville Consent to Transfer, with NNN Crawfordsville, LLC, NNN South Crawford Member, LLC, Triple Net Properties and LaSalle. Pursuant to the Crawfordsville Consent to Transfer, LaSalle consented to the sale, conveyance, assignment and transfer of membership interests in NNN Crawfordsville, LLC by NNN South Crawford Member, LLC to us while we agreed to assume the loan as described above, subject to terms and conditions set forth in the loan documents. The loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

The Crawfordsville Consent to Transfer has been filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated into this Item 2.03 by reference.

On January 22, 2007, in connection with our acquisition of the 100% membership interests in NNN Southpointe, LLC and NNN Crawfordsville, LLC, we entered into an unsecured loan with NNN Realty Advisors, evidenced by a promissory note in the principal amount of $7,500,000, or the Unsecured Note. The Unsecured Note matures on July 22, 2007. The Unsecured Note bears interest at a fixed rate of 6.86% per annum and requires monthly interest-only payments beginning on February 1, 2007 for the term of the Unsecured Note. NNN Realty Advisors is the parent company of Triple Net Properties and therefore this loan is deemed a related party loan. The terms of this related party loan and the Unsecured Note, were approved by our board of directors, including the majority of our independent directors, and deemed fair, competitive and commercially reasonable by our board of directors. The foregoing description of the Unsecured Note is qualified in its entirety by the terms of the Unsecured Note, attached hereto as Exhibit 10.7 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On January 23, 2007, we issued a press release announcing our acquisition of the Southpointe and Crawfordsville properties, our distribution rate, and the status of our initial public offering. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Membership Interest Purchase and Sale Agreement by and between NNN South Crawford Member, LLC, NNN Southpointe, LLC and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007

10.2 Membership Interest Assignment Agreement by and between NNN South Crawford Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007

10.3 Membership Interest Purchase and Sale Agreement by and between NNN South Crawford Member, LLC, NNN Crawfordsville, LLC and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007

10.4 Membership Interest Assignment Agreement by and between NNN South Crawford Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007

10.5 Consent to Transfer and Agreement by and among NNN South Crawford Member, LLC, NNN Southpointe, LLC, NNN Healthcare/Office REIT Holdings, L.P., Triple Net Properties, LLC and LaSalle Bank National Association, dated January 22, 2007

10.6 Consent to Transfer and Agreement by and among NNN South Crawford Member, LLC, NNN Crawfordsville, LLC, NNN Healthcare/Office REIT Holdings, L.P., Triple Net Properties, LLC and LaSalle Bank National Association, dated January 22, 2007

10.7 Promissory Note issued by NNN Healthcare/Office REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. dated January 22, 2007

99.1 NNN Healthcare/Office REIT, Inc. Press Release dated January 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

January 25, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Membership Interest Purchase and Sale Agreement by and between NNN South Crawford Member, LLC, NNN Southpointe, LLC and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007
10.2	Membership Interest Assignment Agreement by and between NNN South Crawford Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007
10.3	Membership Interest Purchase and Sale Agreement by and between NNN South Crawford Member, LLC, NNN Crawfordsville, LLC and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007
10.4	Membership Interest Assignment Agreement by and between NNN South Crawford Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P. dated January 22, 2007
10.5	Consent to Transfer and Agreement by and among NNN South Crawford Member, LLC, NNN Southpointe, LLC, NNN Healthcare/Office REIT Holdings, L.P., Triple Net Properties, LLC and LaSalle Bank National Association, dated January 22, 2007
10.6	Consent to Transfer and Agreement by and among NNN South Crawford Member, LLC, NNN Crawfordsville, LLC, NNN Healthcare/Office REIT Holdings, L.P., Triple Net Properties, LLC and LaSalle Bank National Association, dated January 22, 2007
10.7	Promissory Note issued by NNN Healthcare/Office REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc. dated January 22, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release dated January 23, 2007